UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2005


                                RAMP CORPORATION
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                       0-24768                  84-1123311
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


33 Maiden Lane, New York, NY                                 10038
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 440-1500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01.       Regulation FD Disclosure.

         On Tuesday, May 17, 2005, Ramp Corporation (the "Company") will be making a presentation at the Wireless Industry Conference to be held at The Harvard Club, located at 27 West 44th Street, New York, New York, which presentation by the Company is currently anticipated to begin at approximately 3:45 p.m. The information being presented by the Company at the conference is attached to this Form 8-K as Exhibit 99.1.

         The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01.       Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired. Not Applicable.

         (b)     Pro Forma Financial Information. Not Applicable.

         (c)     Exhibits.


         Exhibit
         Number   Description
         --------------------

         99.1    Presentation of the Company dated May 17, 2005.


                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAMP CORPORATION


                                            By: /s/ Andrew Brown
                                                --------------------------------
Date: May 17, 2005                              Name:  Andrew Brown
                                                Title: Chief Executive Officer
                                                       and President